Exhibit 10.3

The printed portions of this form, except differentiated additions, have been approved by the Colorado Real Estate Commission. (NTD81-10-06) (Mandatory 1-07)

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4       IF THIS FORM IS USED IN A CONSUMER CREDIT TRANSACTION, CONSULT LEGAL COUNSEL.
5       THIS IS A LEGAL INSTRUMENT. IF NOT UNDERSTOOD, LEGAL, TAX OR OTHER COUNSEL SHOULD BE CONSULTED
6       BEFORE SIGNING.
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8                                                                        PROMISSORY NOTE
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10         U.S. $ 840,000.00                                                                                                            Denver, Colorado
11         Colorado
12                                     Date: September 15, 2014
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16         1.  FOR VALUE RECEIVED, the undersigned (Borrower)  promise(s) to pay
17         Thomas S. Yang  (Note Holder) or order,  the principal sum of Eight hundred forty thousand and 00/100 dollars,
18        ($840,000.00)with interest on the unpaid principal balance from September 16, 2014 until paid, at the rate of 7, 8, 9
19         percent per annum.  Principal and interest shall be payable at 2700 Youngfield St., Ste. 280, Lakewood, CO 80215 , or such other
20         place as Note Holder may designate, in 24 payments of Five thousand nine hundred thirty-six and 95/100  US Dollars
21         ($5,936.95) due on the 16th day of each month, beginning November 1,2014. Such payments shall continue until
22         the entire indebtedness  evidenced by this Note  is fully paid; provided, however,  if not sooner  paid,  the entire principal
23         amount outstanding and accrued interest thereon, shall be due and payable on October 16, 2019.
24                First and second year interest rate with 25 year amortization monthly payment at $5,936.95.
26               Third and 4th year interest rate with 25 year amortization monthly payment at $$6,277.73.
27               Fifth year interest rate with 25 year amortization monthly payment at $6,639.64.
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29         2. Borrower shall pay to Note Holder a late charge of  8 % of any payment not received by Note Holder within 24 days
30         after the payment is due.
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32         3.  Payments received for application to this Note shall be applied first to the payment of late charges, if any, second to the
33         payment of accrued interest at the default rate specified below, if any, third to accrued interest first specified above, and the
34         balance applied in reduction of the principal amount hereof.
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36         4. If any payment required by this Note is not paid when due, or if any default under any Deed of Trust securing this Note
37         occurs, the entire principal amount outstanding and accrued interest thereon shall at once become due and payable at the option
38             of Note Holder (Acceleration); and the indebtedness shall bear interest at the rate of  7,8,9 percent per annum from the date
39         of default. Note Holder shall be entitled to collect all reasonable costs and expense of collection and/or suit, including, but not
40         limited to reasonable attorneys’ fees. 41
42         5.  Borrower may prepay the principal amount outstanding under this Note, in whole or in part, at any time without penalty
43         except 44
45                                NONE
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50         Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any
51         subsequent payments or change the amount of such payments.
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53         6.   Borrower and all other makers, sureties, guarantors, and endorsers hereby waive presentment, notice of dishonor and
54         protest, and they hereby agree to any extensions of time of payment and partial payments before, at, or after maturity. This
55         Note shall be the joint and several obligation of Borrower and all other makers, sureties, guarantors and endorsers, and their
56         successors and assigns.
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NTD 81-10-06. PROMISSORY NOTE

58        Any notice to Borrower provided for in this Note shall be in writing and shall be given and be effective upon (a) delivery to
59        Borrower or (b) by mailing such notice by first class U. S. mail, addressed to Borrower at Borrower’s address stated below, or
60        to such other address as Borrower may designate by notice to Note Holder. Any notice to Note Holder shall be in writing and
61        shall be given and be effective upon (a) delivery to Note Holder or (b) by mailing such notice by first class U.S. mail, to Note
62        Holder at the address stated in the first paragraph of this Note, or to such other address as Note Holder may designate by notice
63        to Borrower.
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65        8.     The indebtedness evidenced by this Note is secured by a Deed of Trust dated September 15, 2014, and until released
66        said Deed of Trust contains additional rights of Note Holder. Such rights may cause Acceleration of the indebtedness
67        evidenced by this Note. Reference is made to said Deed of Trust for such additional terms. Said Deed of Trust grants rights
68        in the following legally described property located in the City and County of Denver, State of Colorado:
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70        Lot 9, 10 and 11, Block 7, Ramona, City and County of Denver, State of Colorado
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72        known as No. 4420-4440 Garfield Street, Denver, CO 80216-6519                                                   (Property Address).
73                                              Street Address            City    State            Zip
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76                                                                                     (CAUTION: SIGN ORIGINAL NOTE ONLY/RETAIN COPY)
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80         Buyer:
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82        /s/ James B Wiegand
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84         J Done LLC
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89        Borrower’s address: __________________________________________________________________________________
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92         KEEP THIS NOTE IN A SAFE PLACE. THE ORIGINAL OF THIS NOTE MUST BE EXHIBITED TO THE
93         PUBLIC TRUSTEE IN ORDER TO RELEASE A DEED OF TRUST SECURING THIS NOTE.
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NTD 81-10-06. PROMISSORY NOTE